UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2008 (January 4, 2008)

VANTAGE ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33496	51-0599779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Post Oak Blvd., Suite 610
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (281) 404-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

                This amendment to the Form 8-K is being filed solely to file the employment and non-competition agreement between Douglas Halkett and Vantage International Payroll Company (the “Employment Agreement”) as exhibit 10.1, which was inadvertently omitted from the original Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2008 (the “Original Form 8-K”).  The description of the Employment Agreement included in the Original Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

10.1	Employment and Non-Competition Agreement between Douglas Halkett and Vantage International Payroll Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vantage has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE ENERGY SERVICES, INC.

Date: May 14, 2008	By:	/s/ Chris Celano
Chris Celano
General Counsel

EXHIBIT INDEX

10.1	Employment and Non-Competition Agreement between Douglas Halkett and Vantage International Payroll Company.